                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. &1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. &1350), the
undersigned,  Joseph V. Roberts, Chief Executive Officer of Nutrition Management
Services  Company,  a  Pennsylvania  corporation  (the  "Company"),  does hereby certify, to his knowledge, that:

The Annual  Report on Form 10-K for the year ended June 30,  2003 of the Company
(the "Report") fully complies with the  requirements of section 13 (a) or 15 (d)
of the  Securities  Exchange Act of 1934, and the  information  contained in the
Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                            /s/ Joseph V. Roberts
                                          --------------------------------------
                                          Joseph V. Roberts
                                          Chief Executive Officer
                                          October 20, 2003